UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):   February 10, 2011 and March 7, 2011

American Standard Energy Corp.
(Exact name of registrant as specified in its charter)

Delaware	333-132948	20-2791397
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4800 North Scottsdale Road, Suite 1400 Scottsdale, Arizona	85251
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (480) 371-1929

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No.1 to Current Report on Form 8-K/A (this “Amendment”) of American Standard Energy Corp. (the “Company”) amends and supplements the February Initial Filing (as defined below) and the March Initial Filing (as defined below) to provide the audited financial statements required by Item 9.01(a) of Form 8-K for the oil and natural gas properties (the “Properties”) acquired by the Company from Geronimo Holding Corporation (“Geronimo”) on February 10, 2011 and March 1, 2011 and the pro forma financial statements with respect thereto required by Item 9.01(b) of Form 8-K, which such information was excluded from the February Initial Filing and March Initial Filing in reliance upon Item 9.01(a)(4) and Item 9.01(b)(2) of Form 8-K.

As more fully described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2010, filed with the Securities and Exchange Commission (the “Commission”) on March 8, 2011, as amended by Amendment No.1 to form 10-K filed by the Company with the Commission on March 22, 2011, the Company is controlled by Randall Capps, who also is the sole owner of Geronimo and XOG Operating, LLC (“XOG”) and a majority owner of CLW South Texas 2008, LP (“CLW”) (collectively, the "XOG Group"). To date, all of the Company’s oil and natural gas properties have been acquired from the XOG Group.  As a result of Mr. Capps’ controlling interest in the Company and the XOG Group, the acquisitions have not been accounted for as a purchase, but as a reorganization of entities under common control.  As such, the accompanying historical financial statements will become part of the Company’s historical financial statements retrospectively for all periods presented.

On February 16, 2011, the Company filed a Current Report on Form 8-K (the “February Initial Filing”) to report that on February 10, 2011, the Company entered into a Purchase of Partial Leaseholds Agreement (the “February 10, 2011 Agreement”) with Geronimo whereby the Company purchased certain mineral rights leaseholds held on properties as described in Exhibit A to the February 10, 2011 Agreement for $7,000,000 cash.  These mineral interests related to certain developed and undeveloped oil and natural gas properties located in Texas, Arkansas, Oklahoma and New Mexico.

On March 7, 2011, the Company filed a Current Report on Form 8-K (the “March Initial Filing”) to report that on March 1, 2011, the Company entered into a Purchase of Partial Leaseholds Agreement (the “March 1, 2011 Agreement”) with Geronimo whereby the Company purchased certain mineral rights leaseholds held on properties as described in Exhibit A to the March 1, 2011 Agreement for $3,000,000 and 883,607 shares of Company stock valued at $5,787,626.  These mineral rights related to certain undeveloped oil and natural gas properties located in the Bakken Shale formation of North Dakota.  Certain of these mineral rights with a historical cost basis of $1,257,000 (and purchased by the Company for $1,662,000) were acquired by Geronimo subsequent to December 31, 2010, and, as a result, were not under common control at that date and have been excluded from the accompanying historical and pro forma financial statements as of December 31, 2010.  These subsequently-acquired undeveloped mineral rights will be reflected in the Company’s March 31, 2011 interim combined and consolidated financial statements.

The cash portion of the February 10, 2011 and March 1, 2011 acquisitions were funded from a February 1, 2011 private placement offering in which proceeds of $15,406,755 were raised through the issuance of (i) 4,401,930 shares of common stock at a price of $3.50 per share and (ii) 2 series of five-year warrants each exercisable into 1,100,482 shares of common stock at exercise prices of $5.00 and $6.50 per share, respectively, subject to certain adjustments.  The Company also issued to the placement agents warrants to purchase up to 220,097 shares of common stock under the same terms and conditions as the warrants attached to the common stock issued in the February private placement offering.  The shares and warrants were sold to certain accredited investors.  Subject to certain conditions, the Company has the right to call for the exercise of such warrants.  The Company incurred costs of $.8 million in connection with this offering.

This Current Report on Form 8-K/A (this “Amendment”) amends and supplements the February 16, 2011 Initial Report and March 7, 2011 Initial Report to provide the financial statements for the oil and natural gas properties owned by Geronimo as of December 31, 2010, and acquired by the Company on February 10, 2011 and March 1, 2011 (the “Properties”) and the pro forma financial statements required by Item 9.01 of Form 8-K. As a result of Mr. Capps’ controlling interest in the Company and Geronimo, the acquisition of the Properties by the Company will not be accounted for as a purchase, but as a reorganization of entities under common control and, as such, the accompanying financial statements of the Properties will become part of the Company’s historical financial statements.  No other modifications to the Initial Report are being made by this Amendment. This Amendment should be read in connection with the Company’s December 31, 2010 Form 10-K, the February 16, 2011 Initial Report, and March 7, 2011 Initial Report which provide more complete descriptions of the acquisitions of the Properties.

Item 9.01 Financial Statement and Exhibits

(a)  Financial Statements of Business Acquired.

Audited financial statements of the Properties Acquired from Geronimo Holding Corporation on February 10, 2011 and March 1, 2011, as of and for the years ended December 31, 2010 and 2009, together with the accompanying Report of Independent Registered Public Accounting Firm, as set forth in Exhibit 99.1

(b)  Pro Forma Financial Information

Pro Forma Combined Balance Sheet of the Company as of December 31, 2010 and Pro Forma Combined Statement of Operations for the year ended December 31, 2010, as set forth in Exhibit 99.2

Exhibits
Exhibit No.	Description
99.1	Audited Financial Statements of the Properties Acquired from Geronimo Holding Corporation on February 10, 2011 and March 1, 2011, as of and for the years ended December 31, 2010 and 2009.
99.2	Pro Forma Combined Balance Sheet of the Company as of December 31, 2010 and Pro Forma Combined Statement of Operations for the year ended December 31, 2010.
99.3	Bryant M. Mook, B.Sc. M. Eng., Petroleum Engineering and Geological Advisor, Summary Letter for Reserve Report effective December 31, 2010.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K/A to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN STANDARD ENERGY CORP.

Date: May 20, 2011	By:	/s/Scott Feldhacker
Scott Feldhacker
Chief Executive Officer

Date: May 20, 2011	By:	/s/Scott Mahoney, CFA
Scott Mahoney, CFA
Chief Financial and Accounting Officer